EXHIBIT 10.3

                 ASSIGNMENT OF LICENSE AND CONSULTING AGREEMENTS

      In exchange for Eight Million One Hundred Sixty Thousand (8,160,000) shares of common stock of Organetix, Inc., a Delaware corporation ("Assignee"), the receipt and sufficiency of which is hereby acknowledged, Amma Corporation, an Alberta corporation, ("Assignor") hereby transfers, assigns, and sets over all of Assignor's right, title and interest in and to the "A4+L Compound" as that term is defined in that certain License Agreement between Assignor and Dr. Jose Gonzalo Cabanillas Coral, a Canadian resident and Peruvian citizen ("Dr. Cabanillas"), dated June 5th, 2003 ("License Agreement") and the Consulting Agreement between Amma and Dr. Cabanillas dated June 1, 2001 ("Consulting Agreement").

      The Assignee assumes all of Assignor's right, title and interest in and to the A4+L Compound as enumerated in both the License and Consulting Agreements, respectively, including all liabilities in connection with the transferred rights.

      This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors, assigns and legal representatives.

      IN WITNESS WHEREOF, this Assignment of the rights found herein, has been duly executed as of the 15th day of July, 2003.

                                    ASSIGNOR:

                                    AMMA CORPORATION

                                    By: /s/ Brad Clarke
                                       -----------------------------------------
                                       Brad Clarke
                                       President

                                    ASSIGNEE:

                                    ORGANETIX, INC.

                                    By: /s/ Brad Clarke
                                       -----------------------------------------
                                       Brad Clarke
                                       President


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